Exhibit 99.1

Intelligent Solar and Energy Storage Solutions July 2023 Investor Presentation 1

Disclaimers 2 Forward Looking Statements Certain statements included in this Presentation are not historical facts but are forward - looking statements, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward - looking . These forward - looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of other financial, performance and operational metrics and projections of market opportunity ; (2) statements about our business strategy ; (3) changes in the market for our services and technology, and expansion plans and opportunities ; (4) our unit economics ; (5) our projected technological developments, (6) current and future potential commercial and customer relationships ; (7) the ability to operate efficiently at scale ; and (8) anticipated investments in capital resources and research and development, and the effect of these investments . These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of our management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond our control . These forward - looking statements are subject to a number of risks and uncertainties, as set forth the section entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in the Registration Statement on Form S - 1 of Tigo Energy, Inc . filed with the U . S . Securities and Exchange Commission (the "SEC") on June 22 , 2023 , and in those documents that we have filed, or will file, with the SEC . If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . The risks and uncertainties above are not exhaustive, and there may be additional risks that we do not presently know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reflect our expectations, plans or forecasts of future events and views as of the date of this Presentation . We anticipate that subsequent events and developments will cause our assessments to change . However, while we may elect to update these forward - looking statements at some point in the future, we specifically disclaim any obligation to do so . These forward - looking statements should not be relied upon as representing our assessment as of any date subsequent to the date of this Presentation . Accordingly, undue reliance should not be placed upon the forward - looking statements . Trademarks We own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses . This Presentation also contains trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with us, an endorsement or sponsorship by or of us, or a guarantee that we will work or will continue to work with such third parties . Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that we or the any third - party will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights . Industry and Market Data Industry and market data used in this Presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes . We have not independently verified the data obtained from these sources and cannot assure you of the reasonableness of any assumptions used by these sources or the data’s accuracy or completeness . Financial Information ; Non - GAAP Financial Measures Some of the historical financial information contained in this Presentation is unaudited and does not conform to Regulation S - X . Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in any future filing with the SEC . In addition, certain financial information and data contained in this Presentation, such as Adjusted EBITDA and Adjusted EBITDA margin, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) . Adjusted EBITDA is defined as net earnings (loss) before interest expense, income tax expense (benefit), depreciation and amortization, as adjusted to exclude stock - based compensation and merger transaction related expenses . These non - GAAP financial measures, and other measures that are calculated using such non - GAAP measures, are an addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to revenue, operating income, profit before tax, net income or any other performance measures derived in accordance with GAAP . For the same reasons, we are unable to address the probable significance of the unavailable information, which could be material to future results . We believe these non - GAAP measures of financial results, including on a forward - looking basis, provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations . Our management uses these non - GAAP measures for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes . We believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing our financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors . However, there are a number of limitations related to the use of these non - GAAP measures and their nearest GAAP equivalents . For example, other companies may calculate non - GAAP measures differently, or may use other measures to calculate their financial performance, and therefore our non - GAAP measures may not be directly comparable to similarly titled measures of other companies . See the Appendix for reconciliations of these non - GAAP financial measures to the most directly comparable GAAP measures .

Tigo’s Mission Tigo ’s mission is to deliver smart hard ware and software solutions that enhance safety , increase energy yield , and lower operating costs of residential, commercial, and utility - scale solar systems Energy Intelligence (EI) ATS EI Inverter TS4 Flex MLPE EI Battery Energy Intelligence 3

Investment Highlights

Higher ROI to Customers

Tigo offers lower cost systems with higher energy output, resulting in a more attractive ROI

Growing Share

Solar Optimizer & Inverter space is serviced predominantly by two suppliers; customers are seeking multiple suppliers

Rapid 86%+ Y/Y Revenue Growth[(1)] in Large $124B TAM

Gaining share in large and rapidly growing Solar and Energy Storage markets

400+ Customers

Diverse and expanding global customer base with substantial new wins

Healthy Gross Margins[(2)]

Optimized architecture with low component count reduces cost base and increases product reliability

$8.6 Million Q1 2023 Adj. EBITDA[(3)]

Capital-light business model

150+ Years of Combined Management Experience

Proven leadership team with public company experience

140 Patents[(4)]

Differentiated hardware and software solutions with significant entry barriers

1) 2022A Revenue Growth.
2) 2022A Gross Margin of 30% and Q1 2023A Gross Margin of 36.7%
3) Q1 2023A Adjusted EBITDA excludes stock-based compensation and M&A transaction costs.
4) 140 patents includes both awarded (124) and pending (16) patents as of July 7, 2023.

4

Market Overview 5

TAM is Estimated to Be $124 Billion by 2025 $110B (2) Global cumulative TAM for battery storage + inverters $14B (1) Residential, C&I, and Utility MLPE TAM EI Solution MLPE 6 1) Source: IHS PV Inverter Market Tracker – Second Quarter 2021. 2) Source: Wood Mackenzie Global Energy Storage Market Outlook Update Q4 2022. $124 B illion Market Opportunity for Tigo

Solar and Storage: The Forefront of Renewables Expansion 7 Significant Expected Growth in Solar and Storage 0 100 200 300 400 500 North America & Carribbean Europe ROW New - build Forecast (GW) 0 100 200 300 400 500 North America Europe ROW Cumulative Capacity (GW) Sources: DOE, Greentech Media, Solar Energy Industries Association, BNEF, Lazard LCOE Analysis 2022, Ember Climate November 2022, Wood Mackenzie Europe Distributed Energy Storage Outlook 2022, U.S. Energy Information Administration . Europe Distributed Energy Storage Outlook (GW) 10 15 17 21 20 22 24 26 29 31 34 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Europe’s distributed storage market is expected to grow with rising electricity costs and solar output Solar costs are expected to decline 15 - 25% over the next ten years Global energy storage is expected to grow at a 30 % CAGR through 2030 Solar is expected to be the cheapest form of electricity by 2030 and account for nearly 50% of renewables generation by 2050 Solar is expected to comprise over 50 % of new electricity - generating capacity additions in 2023 Pre IRA and REPowerEU, tailwinds in solar were already strong

Markets are experiencing tailwinds stronger than ever in the US and Europe 8 Inflation Reduction Act (IRA) REPowerEU $600bn Clean energy investment under the IRA through 2030 (1) (Announced in 2022, signed in 2022) €300bn Clean energy investment under REPowerEU through 2030 (2) (Announced in 2022, approved in 2023) x 280 GW (~75%) increase in renewable capacity planned between 2022 - 27, almost entirely driven by solar PV or wind (3) x 2x annual solar PV capacity additions by 2027 vs. 2021 (3) x Extended tax credits for renewables until 2032 x >50% capacity increase expected to be in solar - rooftop (2) x 320 GW of online solar PV capacity aimed by 2025 (2x 2020 capacity); 600 GW aimed by 2030 (2) x ~50 GW of annual solar PV capacity additions required 26% upside revision To US renewable capacity expansion forecasts in 2022 vs. 2021 (3) 35% upside revision To EU renewable capacity expansion forecasts in 2022 vs. 2021 (3) 1) American Clean Power Nov. 2, 2022. 2) European Commission. 3) International Energy Agency (IEA) Renewables 2022 report. x x x x x x

Tigo Business Overview 9

Tigo at a Glance

Tigo

Tigo Makes Solar Energy Better

Tigo's Module-Level Power Electronics ("MLPE") and Energy Intelligence ("EI") Solution **improve the safety, energy yield, and cost** of solar across **all three end markets (Residential, C&I, and Utility).**

Europe and the US are Key Drivers of Growth

Energy costs are rising rapidly in Europe and the supply chain is less impacted by solar specific trade actions. As a result, **Tigo is gaining traction** in the region, accounting for **64% of 2022 revenue and 77% of 2022 bookings. The passage of IRA is expected to further enhance growth in the US.**

Market Share Gains

Tigo offers a **higher ROI for solar customers**, and as a result, is winning share in both Europe and the US, having **recently won two significant Approved Vendor Lists.** Tigo believes it is **well positioned to gain market share** in a rapidly growing market.

Cutting Edge Storage & Energy Intelligence Software Offerings

New EI solution and recent software capacity acquisition have and are expected to continue to **increase revenues and Annual Recurring Revenue ("ARR").**

Asset-light & Resilient Supply Chain

Tigo leverages an asset-light approach through contract manufacturing with a substantial presence in Asia and planned addition in Eastern Europe, allowing the company to **scale rapidly with minimal CapEx.**

Select Customers & Partners

CED Greentech | Sunrun | Krannich (The Global PV Experts) | Coenergia group | IBC Solar | Engie | Tesla | GoodLeap

Key Highlights

Revenue		Adj. EBITDA	
$81M	$50M	$2.5M	$8.6M
2022A	Q1 '23A	2022A	Q1 '23A

27% | 64% | 9%
2022A Revenue
NA | EMEA | ROW(1)

<0.2%
Lifetime Product Returns(2)

1) "NA | EMEA | ROW" refers to North America; Europe, Middle East and Africa; and Rest of World, respectively.
2) As of June 2023.

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Solar Module Not made by Tigo EI Software Energy Management Inverter Battery Automatic Transfer Switch (“ATS”) MLPE / Optimizer Offering a one - stop shop solution Tigo B undles Proprietary Hardware and Software Into an E asy - to - U se Platform Tigo MLPE and Energy Storage Solutions 11 Grid 96% 2022A revenue Tigo flagship today 4% 2022A revenue EI Solutions | Our full suite of existing complementary solutions is a significant growth opportunity

Approximately 76% of Rooftops in the US Could Benefit From MLPE Solutions 12 100% 90% 81% 24% 10% exposed to tree shading Another 10% exposed to other shading Another 70% are facing problematic orientations Source: TYGO Whitepaper — Maximizing Energy Harvest; Wood Mackenzie. 1) “EBOS” = Electrical balance - of - systems. Rooftop progression Given the impediments in solar energy yields, energy optimizer and broader EBOS (1) solutions are mission critical

Our Solutions Are Strategically Placed to Enhance Solar Yields 13 • MLPE / Optimizer • Battery • Inverter • ATS • EI Software • Energy Management • Solar Panel (not made by Tigo) • Grid Tigo Energy Intelligence “EI” Offering Tigo offers a one - stop shop solution

MLPE
Energy Intelligence

Tigo's Family of MLPE Solutions

Five MLPE Features Cater to All Solar End Markets



TS4-A-M

Functions
- Monitoring

Equipment Required
- CCA + TAP(1)

Description
- Enables module-level monitoring



TS4-A-F

Functions
- Rapid Shutdown

Equipment Required
- RSS Transmitter(1)

Description
- Dedicated rapid shutdown device for one solar module up to 700W



TS4-A-2F

Functions
- Rapid Shutdown for two panels

Equipment Required
- RSS Transmitter(1)

Description
- Dedicated rapid shutdown device for two solar modules



TS4-A-S

Functions
- Monitoring
- Rapid Shutdown

Equipment Required
- CCA + TAP(1)

Description
- Enables monitoring and rapid shutdown for modules up to 700W



TS4-A-O

Functions
- Optimization
- Monitoring
- Rapid Shutdown

Equipment Required
- CCA + TAP(1)

Description
- Increase energy production with shaded & mismatched modules up to 700W(2)

Price & Functionality →

1) CCA is defined as Cloud Connect Advanced data logger. TAP is defined as Tigo Access Point. RSS is defined as Rapid Shutdown System.
2) Includes monitoring and rapid shutdown benefits as well.

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MLPE
Energy Intelligence

Tigo MLPE Serves All Three Solar Markets

Performance Optimization | Increase Energy Output

Tigo optimizers increase energy output from solar panels and decrease the losses from shading, module mismatch, degradation, and soiling

Safety | Enhance Safety & Compliance

Tigo solutions meet US NEC Rapid Shutdown regulatory compliance and other safety codes that protect first responders and are required in many countries

Visibility & Monitoring | Lower Operating Expenses

Tigo gives customers granular, module-level monitoring with its Energy Intelligence Platform. It identifies anomalies at the module level, increases bankability, and lowers maintenance expenses*

Residential


13 kW
Residential
Australia

Commercial


531 kW
Commercial rooftop
California, USA

Utility


16 MW
Floating PV
Israel

*Assumes electronic monitoring results in lower maintenance expenses as compared to physical monitoring.

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Tigo’s Energy Intelligence Solution System Monitoring Building Loads • Tigo MLPE and Tigo cloud - enabled inverter with proprietary technology • Tigo DC - coupled battery system • Provides energy savings over traditional AC - coupled storage systems (1) • Integrated energy management system • Expanded premium monitoring and Operations & Maintenance (“O&M”) solutions Energy Intelligence Hardware Software and Analytics Tigo Battery Tigo Inverter Tigo MLPE Through EI and its integrated software / analytics, Tigo aims to tackle one of the largest opportunities in the solar ecosystem: energy storage & management EI is applicable to both the residential and C&I markets EI is an extension of Tigo’s existing core competency, and leverages existing go - to - market channels to achieve success 16 MLPE Energy Intelligence EI provides holistic energy management capability, incorporating efficient DC - coupled storage integration and intelligent monitoring solutions *Assumes each AC/DC or DC/AC conversion is less than 100% efficient.

Tigo’s Software and Analytics Offering Software and Analytics platform provides a holistic energy management capability, powered by module - level monitoring and machine learning Software: Origination/Design • Site Assessment • Design / Proposal • Permitting / Code Compliance • Construction Documents R C Software: Premium Monitoring • Real - time Data Acquisition • Site Monitoring • Production, Communication Alerts • Portfolio Management C U R Analytics: Energy Management • System Optimization • Virtual Power Plant • Grid Services C U R Analytics: Operations & Maintenance • Production Analytics • Remote Diagnosis • Production Degradation • Preventive Alerts C U R Multi - TB of data on solar system performance collected to date R Res idential C C&I U Utility 17 MLPE Energy Intelligence

Years of Research, Development, Testing and Certification Have Created a Strong Competitive Position Tigo’s 1 40 (1) patents confer a substantial competitive advantage Tigo is uniquely positioned for today’s higher - power modules • Cost effective: Decades of experience designing solutions that minimize cost without compromising quality • High MLPE Efficiency: 99.7% • Manufacturabl e : Low component count, no custom Application - Specific Integrated - Circuits (“ASICs”) • Market - oriented and flexible: Strong pulse on changes in solar industry, and addressing its needs • Robust: Software development guidelines are based on rigorous standards (MISRA) (2) • Maintainable: Modular design, well - thought architecture, and high - standards of coding style • Supportable: Remote diagnostics, self - service, and remote upgrades • Efficient: Provides complete visibility for all installations Other 26% Optimization, Long Strings 23% Safety, Optimization, Long Strings 46% Safety 6% Hardware Advantages Software Advantages Patent Categories 18 MLPE Capacity Year 150W 2007 200W 2012 7 00 W+ 2022 1) 140 patents includes both issued (124) and pending (16) patents as of July 7, 2023. 2) MISRA refers to Motor Industry Software Reliability Association.

Technology Advantages 19 Tigo possesses key competitive advantages on price, performance, and flexibility 140 Patents (1) Patent - protected technology moat driven by strong R&D and culture of innovation Selective Optimization & Deployment Selective optimization uses less energy and increases reliability vs. constant optimization; selective deployment permits use of optimizers on panels and lowers cost vs. solutions that require optimizers on 100% of panels Superior Energy Storage Architecture DC - coupled architecture delivers higher “round - trip” energy savings at a lower cost vs. AC - coupled architectures that require additional AC - DC conversions Compatibility Unlike competitors’ closed architectures (working only within their own family of products), Tigo’s open MLPE architecture works with most string inverter and modules, and is uniquely compatible with today’s higher - power modules High Reliability High reliability with <0.2% (2) lifetime product returns Software & Analytics Platform provides holistic energy management capability, powered by module - level monitoring and machine learning 1) 140 patents includes both issued (124) and pending (16) patents as of July 7, 2023. 2) Company data on current products.

Efficient Solutions That Reduce Soft Costs

Tigo

EBOS solutions are mission critical...


Illustrative
USD/kWp
$2.95
Taxes & margin
14%
Sales cost
14%
Permitting & planning
16%
Direct labor
5%
Mounting systems
5%
Electrical balance-of-systems
13%
Inverters
15%
Modules
18%
Soft costs
Hard costs
Illustrative US residential rooftop solar cost track

...and efficient deployment can reduce soft costs...


% of total US residential rooftop solar cost stack
EBOS and inverters ~27%
Soft costs ~51%

Smaller relative cost vs. larger soft costs

Source: NREL - U.S. Solar Photovoltaic System and Energy Storage Cost Benchmarks, With Minimum Sustainable Price Analysis: Q1 2022.

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Illustrative Architectures

Tigo

Competitor AC-Coupled Systems (Multiple Inverters)

Up to 7% round trip energy loss from conversions



Solar Module
DC
Up to 3.5% energy conversion loss from DC to AC(1)
Solar Inverter
AC
AC
Multi-mode Inverter
DC
Up to 3.5% additional energy conversion loss from AC to DC(1)
Battery

Tigo's DC-Coupled Optimized System (One Inverter)

Up to 7% round trip energy savings from conversions



Solar Module w/ Tigo TS4
Up to 3.5% Energy savings going straight to DC(1)
DC
Includes high voltage MPPT controller and battery inverter / charger inside a common unit
Tigo Hybrid Inverter "Smart Energy Orchestrator"
AC
DC
DC
Tigo Battery
Up to 3.5% additional energy savings going from DC inverter to DC end sources(1)
Solar to EV

Tigo's DC-Coupled System Delivers Higher Energy Savings at a Lower Cost Compared to AC-Coupled Systems

1) Assuming a 96.5% efficiency inverter

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Financial Overview 22

2022 Financial Highlights 23 $81M 2022A Revenue $2.5M 2022A Adj. EBITDA (3) 27% | 64% | 9% 2022 Revenue NA | EMEA | ROW (2) 86%+ Y/Y Revenue Growth (1) $124B Total Addressable Market 30% 2022A Gross Margin 1) 2022A Revenue Growth. 2) “NA | EMEA | ROW” refers to North America; Europe, Middle East and Africa; and Rest of World, respectively. 3) 2022A Adjusted EBITDA excludes stock - based compensation and M&A transaction costs.

86% Revenue and YoY Growth $43.6 $81.3 2021A 2022A Gross Profit and Gross Margin $12.6 $24.8 2021A 2022A 30% 29% Adj. EBITDA and Adj. EBITDA Margin (1) ($3.1) $2.5 2021A 2022A 3% NM 24 Note: All figures presented in millions of US dollars. A reconciliation of non - GAAP metrics is provided in the Appendix. 1) Adjusted EBITDA excludes stock - based compensation and M&A transaction expenses. 2021A Operating Loss ($3.7) ($0.9) 2021A 2022A 2021A Key Metrics

Scaling with Profitable Growth 25 - 1.4 0.7 0.4 2.7 8.6 -2 0 2 4 6 8 10 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Adj. EBITDA Adj. EBITDA 9.8 17.3 22.3 28.7 44.7 0.1 0.3 0.5 2.3 5.4 0 10 20 30 40 50 60 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Total Revenue MLPE & Other EI Solutions 2.7 5.5 6.6 10.0 18.4 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 18.0 20.0 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Gross Profit Gross Profit 17.1% 8.8% 1.8% 4.3% NM Adj. EBITDA Margin 36.7% 32.2% 28.9% 31.4% 27.1% Gross Margin $50.1M $9.9M 4.1x Growth 5.8x Growth Tigo prioritizes healthy growth to scale revenue and profitability metrics together

2022A Revenue by Customers (1) 2022A Revenue by Geography Diverse Array of Global Customers Distributors Key Accounts Tigo aims to expand business with existing and new customers / partners 11% 5% 5% 4% 4% 3% 3% 3% 3% 3% 3% 53% 26 Inverters & Panels Partners New Customers / Partners Americas 27% EMEA 64% ROW 9% 1) Compares Tigo’s top customers (those representing >3% of 2022 revenue) with remaining customer base (53%)

Tigo’s Financial Strengths Generating significant revenue growth today Compelling growth propelled by new products and services and new customer wins Attractive gross margin expected to expand over time through higher mix of value - added MLPEs, EI systems, and software / analytics Capital - light business model Scalable business model supported by rapidly growing solar market 27

Appendix 28

Why Customers Choose Tigo Tigo Offers Lower Cost Systems with Higher Energy Output, Resulting in More Attractive ROI 29 • Rapid Shutdown • Module - level monitoring software • Hybrid Inverter • ATS • Battery Storage • Software & Analytics • Increased energy yield through selective optimization • High reliability supported by lower component count vs. competitors and higher MLPE efficiency resulting in less heat • Low product returns • 25 - year warranty • Only pay for optimization where needed (i.e. selective optimization) • Works with most standard inverter • Mobile app commissioning • 10 seconds per module • Continuous online educational training • No ground wire required • Water - and corrosion - resistant • Seamless integration between modules and battery devices Complete one - stop solution Improved PV performance, energy yield, & reliability Lower initial investment costs Easy to install

EBITDA Reconciliation (Yearly) 30 1) Adj. EBITDA excludes stock - based compensation and M&A transaction costs. 2022 A 2021 A Calendar Year ($7.0) ($4.9) Net Income 6.0 1.0 + Total other expenses, net 0.1 0.2 + Provision for income taxes 0.6 0.4 + Depreciation & Amortization ($0.3) ($3.3) EBITDA 0.8 0.2 Stock - Based Compensation 2.0 - M&A Transaction Expenses $2.5 $(3.1) Adj. EBITDA (1)

EBITDA Reconciliation (Quarterly) 31 1) Adj. EBITDA excludes stock - based compensation and M&A transaction costs. Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 Calendar Year $6.9 $0.9 ($2.4) $0.2 ($5.7) Net Income 0.9 1.3 0.4 0.4 4.1 + Total other expenses, net - 0.1 - - - + Provision for income taxes 0.3 0.2 0.2 0.1 0.1 + Depreciation & Amortization $8.1 $2.3 ($1.9) $0.7 ($1.5) EBITDA 0.4 0.4 0.3 (0.1) 0.0 Stock - Based Compensation 0.1 - 2.0 - - M&A Transaction Expenses $8.6 $2.7 $0.4 $0.7 $(1.4) Adj. EBITDA (1)